                                                                    EXHIBIT 24.1
                                                                    PAGE 1 OF 5





                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Global Natural Resources Inc., a New Jersey corporation (the "Company") does hereby constitute and appoint Robert F. Vagt and Eric Lynn Hill their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K/A-1 for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of May, 1995.




                                    /s/ John A. Brock
                                    ---------------------------------------
                                    JOHN A. BROCK

                                                                    EXHIBIT 24.1
                                                                    PAGE 2 OF 5





                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Global Natural Resources Inc., a New Jersey corporation (the "Company") does hereby constitute and appoint Robert F. Vagt and Eric Lynn Hill their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K/A-1 for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of May, 1995.





                                         /s/ Paul E. Carlton
                                         ----------------------------------
                                         PAUL E. CARLTON

                                                                    EXHIBIT 24.1
                                                                    PAGE 3 OF 5








                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Global Natural Resources Inc., a New Jersey corporation (the "Company") does hereby constitute and appoint Robert F. Vagt and Eric Lynn Hill their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K/A-1 for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of May, 1995.





                                  /s/ J. Charles Hollimon
                                  --------------------------
                                  J. CHARLES HOLLIMON

                                                                    EXHIBIT 24.1
                                                                    PAGE 4 OF 5





                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Global Natural Resources Inc., a New Jersey corporation (the "Company") does hereby constitute and appoint Robert F. Vagt and Eric Lynn Hill their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K/A-1 for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of May, 1995.





                                  /s/ Patrick L. Macdougall
                                  -------------------------------------
                                  PATRICK L. MACDOUGALL

                                                                    EXHIBIT 24.1
                                                                    PAGE 5 OF 5





                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Global Natural Resources Inc., a New Jersey corporation (the "Company") does hereby constitute and appoint Robert F. Vagt and Eric Lynn Hill their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K/A-1 for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of May, 1995.





                                  /s/ Sidney R. Petersen
                                  ------------------------------------
                                  SIDNEY R. PETERSEN